UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2021 to DECEMBER 31, 2021

Daxor Corporation

Financial Statements

For the Year Ended

December 31, 2021

Exhibits

Daxor Corporation

February 28, 2022

Dear Fellow Shareholder:

It is not every day you get to walk into Times Square in New York City and see your face and company logo on a billboard 120 feet tall — so on February 4th of this year, when Nasdaq welcomed Daxor to its exchange, it was a moment marking great achievement and progress for our company. We were honored to ring the opening bell, be shown on financial cable news across the world, and be interviewed by media. I encourage shareholders to go to our website shareholder section to see links to interviews with the Nasdaq and other sources who covered our arrival and profiled our business prospects. We now trade on the exchange known for hosting the most innovative and disruptive technology and medical diagnostic companies in the world and as our market cap grows will be eligible for inclusion in indexes that track Nasdaq med-tech stocks. Daxor is transforming how fluid is managed in several areas including heart failure and critical care and our move to this exchange cements our commitment to innovative disruptive change for the better to our healthcare system. We were joined by Joy Goudie, Esq from our Board of Directors, our senior executive leadership team, and Daxor team members and family as we marked the next exciting phase of our company’s journey.

It is my pleasure to report on Daxor’s full year results for 2021. Our net asset value (NAV) has risen strongly and the operating business is experiencing exciting growth and development — increasing revenues from commercialization, great progress in research and development for our next-generation systems set to launch this year, and a growing body of clinical evidence from leading research centers of the unique value of our diagnostic to save lives and vastly improve health and hospital economic outcomes. The opportunity for our business is to scale into the total serviceable market of more than ten million tests per year in the United States alone through organic growth, partnership and joint ventures. In 2022 Daxor plans on launching its program of new point-of-care blood volume analysis systems, developed under multiple contracts with the US Department of Defense (US DOD) as well as grants from the National Institutes of Health (NIH), a significant leap forward in our market-leading technology and the most important product launch in 20 years for the company. Our new systems are planned to be three times faster, simpler, and as announced in March of 2021 will include a model utilizing a novel fluorescing marker as well as a model with a nuclear tracer for use in new care settings beyond our current systems.

I have written in the past that to realize that promise and the enormous market potential for our products requires the company to execute on three key areas of performance: strong commercialization, next-generation product development, and continued clinical outcomes. I am pleased to report that in year 2021 we made important breakthroughs building on our focus in each of these key areas.

Beginning with financial performance, the Company is pleased to report a 70.6 percent increase in the unaudited revenues of our blood volume diagnostic operating division for the year ended December 31, 2021 as compared to the same period in the prior year. Revenue growth was driven by a combination of the sale and leasing of our capital equipment to hospitals and orders for our single-use blood volume diagnostics kits for heart failure management, critical care use, as well as other indications. Additionally, revenue accrued from the US DOD orders as well as third-party companies contracting with Daxor to conduct blood volume analysis on their products. As of this date, the Company for 2021 has sold, leased, placed devices for research, or opened new reference lab accounts with eleven new clients and has installed or has orders to install an additional five accounts in Q1 of 2022. Many of these new accounts are just beginning to ramp up as they integrate the diagnostic into their treatment protocols and the need for our product has never been greater – heart failure patients are set to rise from the current 6 million to more than 8 million in the next six years as the baby boom generation ages and hospitals are under increasing pressure to improve outcomes and contain costs

The increase in our business has driven a substantial rise in the net asset value or our shares. As of December 31, 2021, Daxor’s net assets increased 34.7% to $21,152,719 or $5.24 per share as compared to $15,675,186, or $3.89 per share at December 31, 2020. The valuation of the Operating Division increased by 87.5% to $16,500,00 at December 31, 2021 as compared to $8,800,000 at December 31, 2020. For the year ended December 31, 2021, Daxor had net dividend income of $267,066, net realized gains on investment activity of $72,083 There was also a net increase in the unrealized appreciation on investments, options and securities borrowed of $755,960 as markets improved from the beginning of the recovery from the COVID-19 pandemic. Included in the Net Increase in Net Assets Resulting From Operations of $4,748,197 is non-cash stock based compensation expense of $729,336, in an effort to provide incentive to employees, officers, agents and consultants through proprietary interest in the company. There was a net realized loss of $2,965,345 from the operating division relating to spending on research, development, sales and overhead as the Company continues to invest judiciously in research and development for our 2022 product launch, ramping the commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

Accelerating commercialization is a priority for Company management, and in this area Jean Oertel was promoted to Senior Vice President of Commercialization in 2021 in recognition of the strong program to build our sales organization. Jean, a veteran from both Medtronic and Sensionics, has focused on recruiting top talent to the sales and clinical support team and has added eight new territory managers/clinical support reps to the team to support the strong growth in accounts. Importantly, Daxor entered into agreements in the first half of 2021 with two distributors to amplify the reach of our products at hospitals not covered by Daxor’s own reps. Management anticipates that there will be a sales force of over 50 composed of Daxor’s territory managers, clinical support team, and third-party distributor reps backed by Daxor’s internal marketing team for 2022 helping to drive growth. The Company has never had a capability of this size before, and the highly efficient hybrid internal team/distributor model allows us to scale without the capital investment and overhead that such a large sales force would otherwise entail.

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The company has also been gaining expertise with new additions to the Board of Directors (BOD) as well. Joy Goudie, Esq, a deeply experienced Senior Patent Counsel with an advanced degree in chemistry who is a partner at Wissing Miller, LLP was joined by Caleb DesRosiers, Esq, MPA on the BOD. Mr. DesRosiers is a veteran of CMS as well as Pfizer and Roche focusing on payment-policy advocacy and is a recognized expert in the field of payer strategies. Management is grateful for their contributions along with the other accomplished independent directors in overseeing the company and providing their feedback on strategic matters.

Equally important is the progress that Daxor has made in the area of clinical outcomes utilizing our blood volume analyzer systems. Institutional Review Board (IRB) approval has been granted and enrollment is underway for two studies of heart failure management (in-patient and outpatient) announced in May 2021 backed by landmark grants from the National Institutes of Health (NIH). Investigators at the Geisinger Medical system and investigators at the VA Hospital system are carrying out the studies. The VA trial of a prospective randomized multi-center blood volume trial for the treatment of heart failure (HF) with Daxor’s systems is supported by a clinical decision support system for which Daxor received a landmark method patent in January of 2022. This multi-phase study will add to the significant evidence of the impact of blood volume guided care in reducing HF readmissions and mortality. Receiving funding from the NIH and partnering with the VA system is just one of the many ways that Daxor is advancing its business in a capital-efficient and effective manner. These grants are extremely competitive, and Management sees this award as significant validation of its technology and blood volume’s clinical significance.

The Company also announced in August 2021 that a promising research letter on the use of Daxor’s BVA-100 analyzer on six COVID-19 patients at NYU Medical center had been published in the prestigious Journal of Critical Care. Daxor’s prospective multi-center trial has completed enrollment and results are expected to be published shortly. The research letter showed a strong need for the BVA-100 to help manage COVID-19 optimally, Management looks forward to sharing the results of the multi-center trial when they become available. One thing we as a society have learned is that COVID-19 and its variants are here for the foreseeable future, and that neither universal vaccination nor social distancing will end the pandemic. If a more deadly and transmissible variant were to emerge, understanding how BVA can reduce mortality in critically ill patients would be urgent. We belive new data will demonstrate the value of our diagnostic in the process.

In addition to Daxor being awarded a novel patent for optimal fluid management metrics, new patents were filed in 2021 and the company has over half a dozen innovative patents pending. Management expects that a similar number of patents will be filed this year as research in our labs has been very promising in new and innovative areas of blood volume analysis. The IP strategy of the company has become more active in the past three years as we have added a half dozen researchers, many with PhDs and significant industry experience to our R&D department in Oak Ridge, TN. Our fully owned 20,000 square foot research and production facility achieved the valuable ISO 13485 certification in February of 2021 and provides a highly efficient center for both R&D and production. Management decided to move company headquarters from New York City to Tennessee in July of 2021 which has provided focus for the company and resulted in an annualized savings of more than $250,000 per year to be channeled into further funding for our research and commercialization. The decision to leave NYC after 30 years in the Empire State Building was highlighted in a New York Times article which featured companies that found innovative ways to adapt to the pandemic and adopt more efficient practices as a result.

2021 was another very active and successful year for new research publications highlighting the value and effectiveness of Daxor’s BVA technology to diagnose and improve outcomes in a variety of areas. 10 new studies were published in peer-reviewed journals or presented at juried conferences including data presented at the Society for Critical Care Medicine, the Heart Failure Society, The American Heart Association meeting and publication in the Journal of the American College of Cardiology.

The third area of focus of the company has been the vital research and development of next generation Blood Volume Analyzers (BVA). In March of 2021 Daxor announced that the US DOD had awarded an additional $750,000 contract for BVA systems for both military and civilian use utilizing a novel patent-pending fluorescent tracer under development by Daxor since 2018. The US DOD and the Center for Advancing Point of Care Technology (funded by NIH ) have awarded the Company a total of additional five contract awards for Daxor’s next generation blood volume analyzer. The next generation device is designed to be portable, three times faster, simpler, and able to operate in areas where test requiring a lab to analyze results is just not practical. Daxor was awarded these highly competitive contracts on the basis of its proposals showing not only revolutionary technology but also our ability to successfully develop and commercialize diagnostics in this area where the company has over 40 years of experience as the global leader in Blood Volume analysis technology.

Management anticipates that there will be significant interest and uptake of the new systems based upon preliminary discussions with clinicians helping to develop the technology. Daxor’s next generation devices will also be eligible for Phase III funding awards and acquisition by branches of the military for their deployment to aid in combat casualty care.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our BVA diagnostic is a non-invasive, inexpensive, and rapid blood test which allows care teams to solve the significant challenge of accurately managing the fluid levels of patients, whether it is in the heart failure clinic (outpatient) or the hospitalized heart failure patient or in the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology. In the competitive area of healthcare, having achieved reimbursement for our technology for both inpatient and outpatient use is a strong competitive advantage that will drive our adoption in step with our increasing clinical evidence and commercial teams. Just as exciting is the next-generation of products that are in our development pipeline slated for completion this year which should further enhance the accessibility of our test and open it up to both government as well as civilian hospital systems on an international scale.

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Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2021

	Shares	Fair Value
Common Stock - (United States) - 34.44%
Industrials – 0.01%
Wabtec	13	$1,197

Materials - 0.55%
Enbridge Inc.	2,952	115,364

Utilities - 33.88%
Electric Utilities – 33.55%
American Electric Power Co. Inc.	3,500	311,395
Avangrid, Inc.	7,000	349,160
Avista Corporation	6,000	254,940
CenterPoint Energy, Inc.	1,000	27,910
Centrus Energy Corp.	1	50
CMS Energy Corporation	6,500	422,825
DTE Energy Company	10,500	1,255,170
DTE Mainstream, Inc	5,250	251,895
Edison International	4,000	273,000
Entergy Corporation	5,000	563,250
Evergy Inc.	7,297	500,647
Eversource Energy	4,000	363,920
Exelon Corporation	3,600	207,936
FirstEnergy Corp.	13,800	573,942
National Grid plc	5,207	376,570
NiSource, Inc.	19,000	524,590
Pinnacle West Capital Corporation	3,000	211,770
PNM Resources, Inc.	10,800	492,588
Xcel Energy, Inc.	2,000	135,400
		7,096,958

Natural Gas Utilities - 0.33%
Southwest Gas Holdings, Inc.	1,000	70,050
Total Utilities		7,167,008
Total Common Stock (Cost $1,806,895) - 34.44%		$7,283,569

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2021

	Shares	Fair Value
Preferred Stock - (United States) - 2.05%

Banking – 2.05%
Bank of America Corp 7.250% Series L	300	$433,620

Total Preferred Stock (Cost $193,985) - 2.05%		$433,620

Total Investments in Securities (Cost $2,000,880) - 36.49%		$7,717,189

Investment in Operating Division (Cost $3,118,857) - (United States) - 78.00% (1)		$16,500,000

Dividends receivable – 0.15%		$30,700

Receivable from broker – Restricted Cash – 3.36%		$710,700

Other Assets - 0.10%		$23,097

Total Assets - 118.10%		$24,981,686
Total Liabilities - (18.10%)		$(3,828,967)
Net Assets - 100%		$21,152,719

(1)	The Fair Value of the Operating Division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2021

At December 31, 2021, the net unrealized appreciation on investment in securities, options and securities borrowed of $5,716,309 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$5,721,470
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,161)
Net unrealized appreciation	$5,716,309

At December 31, 2021, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$13,381,143

Portfolio Analysis*

December 31, 2021

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.55%
Electric Utilities	33.55%
Natural Gas Utilities	0.33%
Total Common Stock	33.44%

Preferred Stock (United States)
Banking	2.05%

Total Investments in Securities	36.49%

*	The Portfolio analysis table does not include exposure to derivatives.

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Summary of Short Positions and Liabilities

December 31, 2021

Name of Issuer	Number of Shares in Short Position at 12/31/2021	Fair Value
Securities Sold Short (United States) (3.38)%
Utilities Sector SPDR Fund ETF	(10,000)	$(715,800)
Total Securities sold short (proceeds $561,881)		$(715,800)

Name of Issuer	Number of Contracts	Strike Price	Expiration Date	Fair Value

CALL Options (United States) (0.02)%
CALL CMS Energy Corporation 1/21/22	(30)	$65	1/21/2022	$(3,225)
Total CALL Options (proceeds $1,445)				(3,225)

Accounts payable and accrued expenses – (0.41)				(87,400)
Margin loans payable - (14.29)%				(3,022,542)

Total Liabilities - (18.10)%				$(3,828,967)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in securities, at fair value (cost of $2,000,880)	$7,717,189
Investment in operating division, at fair value (cost of $3,118,857)	16,500,000
Receivables from broker:
Restricted cash	710,700
Dividends receivable	30,700
Prepaid taxes and other assets	23,097
Total Assets	24,981,686

Liabilities:
Margin loans payable	3,022,542
Accounts payable and accrued expenses	87,400
Securities sold short, at fair value (proceeds $561,881)	715,800
CALL options at fair value (proceeds $1,445)	3,225
Total Liabilities	3,828,967
Commitments (Note 14)
Net Assets	$21,152,719

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,038,996 shares outstanding of $0.01 par value capital stock outstanding)	$5.24
Net Assets consist of:
Capital paid in	$12,167,491
Total distributable earnings	19,608,231
Treasury Stock	(10,623,003)
Net Assets	$21,152,719

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividend income (net of foreign withholding taxes of $2,123)	$267,066
Other income	11,024
Total Investment Income	278,090

Expenses:
Investment administrative charges	952,209
Dividend expense	19,998
Professional fees	39,100
Transfer agent fees	29,321
Interest expense	19,605
Other taxes	32,358
Total Expenses	1,092,591

Net Investment(Loss)	(814,501)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized (loss) from investments in securities and securities sold short	(1,200)
Net realized gain from options	73,283
Net change in unrealized appreciation on investments, options and securities borrowed	755,960
Net change in unrealized appreciation in operating division	7,700,000
Realized loss on investment in operating division	(2,965,345)
Net Realized and Unrealized Loss on Investments and Investment in Operating Division	5,562,698

Income tax (benefit)	0

Net Increase in Net Assets Resulting From Operations	$4,748,197

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets Resulting from Operations

Net investment loss	$(814,501)	$(478,334)
Net realized (loss) from investments in securities and securities sold short	(1,200)	(1,140,264)
Net realized gain from options	73,283	778,881
Net change in unrealized appreciation on investments, options and securities borrowed	755,960	(1,581,557)
Net change in unrealized appreciation in operating division	7,700,000	3,400,000
Realized loss on investment in operating division	(2,965,345)	(2,709,397)
Income tax benefit	-	25,280
Net Increase/(Decrease) in Net Assets Resulting From Operations	4,748,197	(1,705,391)

Capital Share Transactions:
Proceeds from treasury stock sold	-	4,036,106
Proceeds from the exercise of stock options	-	201,195
Increase in net assets resulting from stock-based compensation	729,336	377,607

Net Increase in Net Assets Resulting From Capital Share Transactions	729,336	4,614,908

Total Net Increase in Net Assets	5,477,533	2,909,517

Net Assets:

Beginning of Period	15,675,186	12,765,669

End of Period (including undistributed net investment income of $6,998,165 in 2021 and $6,380,024 in 2020 included in net assets)	$21,152,719	$15,675,186

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation

Statement of Cash Flows

For the Year Ended December 31, 2021

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,748,197
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss from investments in securities and securities sold short	1,200
Net realized gain from options	(73,283)
Net change in unrealized appreciation on investments, options and securities borrowed	(755,960)
Net change in unrealized appreciation in operating division	(7,700,000)
Investment in/advances to operating division	(2,965,345)
Realized loss on operating division	2,965,345
Proceeds from sales of securities	35
Proceeds from securities borrowed at fair value	124,090
Payments to cover securities borrowed at fair value	(49,362)
Stock based compensation expense	729,336
Changes in operating assets and liabilities:
Increase in dividends receivable	(1,402)
Decrease in tax credit receivable, prepaid taxes and other assets	210,795
Increase in accounts payable and accrued expenses	7,400
Net cash used in operating activities	(2,758,954)

Cash flows from financing activities:
Proceeds from margin loan payable	3,708,477
Repayment of margin loan payable	(856,623)

Net cash provided by financing activities	2,851,854

Net change in cash and restricted cash	$92,900
Cash and restricted cash at beginning of year	617,800
Cash and restricted cash at end of year	$710,700

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$30,392

Interest on margin loan payable	$19,605

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value Per Share, Beginning of Year	$3.89	$3.41

Income (loss) from operations:
Net investment (loss) income	(0.20)	(0.08)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.21	(0.32)
Net realized and unrealized gain from operating division	1.16	0.11
Other	(0.0)	0.01
Total gain from Operations	1.17	(0.28)

Capital share transactions:
Proceeds from sale of treasury stock and exercise of stock options	0.00	0.70
Increase in net assets from stock based compensation	0.18	0.06

Increase in Net Asset Value Per Share	1.35	0.48

Net Asset Value Per Share, End of Year	$5.24	$3.89

Market Price Per Share of Common Stock, Beginning of Year	$12.50	$9.40
Market Price Per Share of Common Stock, End of Year	$11.29	$12.50
Change in Price Per Share of Common Stock	$(1.21)	$3.10

Total Investment Return	(9.68)%	32.98%

Weighted Average Shares Outstanding	4,036,660	3,935,902

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$21,153	$15,675

Ratio of total expenses to average net assets	7.29%	5.79%

Ratio of net investment (loss) income after income taxes to average net assets	(5.44)%	(3.53)%

Portfolio turnover rate	0%	12.54%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017

Net Asset Value Per Share, Beginning of Year	$3.49	$3.68	$4.04

Income (loss) from operations:
Net investment (loss) income	(0.03)	0.00	0.07
Net realized and unrealized gain from investments, options and securities borrowed	0.59	0.03	0.23
Net realized and unrealized loss from operating division	(0.69)	(0.36)	(0.62)
Income tax (expense) benefit	0.00	0.09	-
Other	0.01	0.05	(0.01)
Total income (loss) from Investment Operations	(0.13)	(0.19)	(0.33)
Capital share transactions:

Increase in net assets from stock based compensation	0.05	(0.00)	(0.03)
Distributions to shareholders from net investment income	0.00	0.00	(.03)

Decrease in Net Asset Value Per Share	(0.08)	(0.19)	(0.36)

Net Asset Value Per Share, End of Year	$3.41	$3.49	$3.68

Market Price Per Share of Common Stock, Beginning of Year	$8.20	$4.57	$8.24
Market Price Per Share of Common Stock, End of Year	9.40	8.20	4.57
Change in Price Per Share of Common Stock	$1.20	$3.63	$(3.67)

Total Investment Return	14.63%	79.43%	(44.54)%

Weighted Average Shares Outstanding	3,746,858	3,741,954	3,767,756

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$12,766	$13,062	$13,758
Ratio of total expenses to average net assets	4.26%	3.14%	1.90%
Ratio of net investment (loss) income after income taxes to average net assets	(1.12)%	2.55%	1.72%
Portfolio turnover rate	0.00%	0.52%	3.63%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

December 31, 2021

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 63.2% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

14

Daxor Corporation

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2021, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

15

Daxor Corporation

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2021 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2021, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,283,569	$-	$-	$7,283,569
Preferred Stocks	433,620	-	-	433,620
Investment in Operating Division	-	-	16,500,000	16,500,000
Total	$7,717,189	$-	$16,500,000	$24,217,189

Liabilities	Level 1	Level 2	Level 3	Total
Securities sold short, at fair value	$715,800	-	-	$715,800
Call Options	3,225	-	-	$3,225
Total	$719,025	$-	$-	$719,025

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2021, the Company realized proceeds of $35 from the sale of investment securities.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended December 31, 2021 there were no transfers between Levels.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2021

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the year ended December 31, 2021:

Balance at
December 31, 2021
Balance, December 31, 2020	$8,800,000
Net change in unrealized appreciation on operating division	7,700,000
Investment in/advances to operating division	2,965,345
Realized loss on investment in operating division	(2,965,345)
Balance, December 31, 2021	$16,500,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2021, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2021, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC Topic 820). Based on the valuation approaches, the valuation ranges were $16,000,000 to $17,100,000 for the blended Income Approach and Market Approach at December 31, 2021. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 75% given the current financial performance and expectations as to longer-term revenue growth and profitability and a 25% weight to two (2) arm’s length Daxor share sales transactions which raised $4.0 million, resulting in a midpoint of value range of $16,500,000. Management has reviewed and assessed this valuation and concluded the valuation remains reasonable.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2021

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended December 31, 2021.

Total Proceeds Received on open positions at 01/01/21	Sale of Options from 01/01/21-12/31/21	Expirations, Purchases and Assignments of Options from 01/01/21-12/31/21	Proceeds Received on open positions at 12/31/21	Market Value at 12/31/21	Unrealized (Loss) at 12/31/21
$-	$124,090	$122,645	$1,445	$3,225	$(1,780)

For the period ended December 31, 2021, the Company recorded a realized net gain of $73,283 on call and put options.

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the period ended December 31, 2021 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carry forward of approximately $25,886,715 at December 31, 2021. Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $9,141,951 of these losses relates to the years 2018 through 2021, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carry forwards by state and local jurisdiction at December 31, 2021:

New York State	$7,855,131
New York City	$7,525,157
California	$2,393,777
Tennessee	$7,461,179
South Carolina	$9,729,003

For tax years beginning after December 31, 2017, the Alternative Minimum Tax (“ATM”) on corporations was repealed. Credits could be utilized to offset regular tax liability for years 2018 through 2021 and were to be fully refundable by 2021. In 2020 The Coronovirus Aid, Relief and Economic Security Act (“C.A.R.E.S.”) was passed by the United States Congress and signed into law which accelerated the utilization and the credit available and became fully refundable by 2020. As a result, the Company recorded $353,986 as income tax receivable, and benefit of the same amount in 2018 of which $189,633 was refunded in 2019. The remaining balance of $189,633 was eligible to be refunded 2020. The Company received the remaining balance of $189,633 in early 2021.

At December 31, 2021 and December 31, 2020, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2021and December 31, 2020, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2021

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2018 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2021, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2021 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	18.9%
State taxes	9.0%
Non-deductible/non-taxable and other items	(41.9)%
Dividend received deduction and other items	35.0%

Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $25,886,715 at December 31, 2021, and tax credits of approximately $1,126,000 for tax purposes. At December 31, 2021 the aggregate cost of investments for federal income tax purposes was $5,119,737.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2021

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(1,350,707)
Unrealized losses on short positions	36,790
Unrealized gain on investment in operating division	(3,214,180)
Net operating loss-carry forward	7,435,820
Net capital loss carry forward	(289,300)
Business tax credits carried forward	1,126,208
Others	66,922
Deferred Income Tax Available for use	3,811,553
Valuation allowance	(3,811,553)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,811,553 at December 31, 2021. The valuation allowance decreased $1,246,642 from December 31, 2020. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2021

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $127,536 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the year ended December 31, 2021. These charges represent a portion of the payroll and related expenses of two (2) employees of the Operating Division for services performed for the Company.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2021

9. Margin Loan and Paycheck Protection Program (“PPP”) Loan

The Company has total margin loan payable at December 31, 2021 of $3,022,542. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2021 was $19,605. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the six months ended December 31, 2021:

Balance at 12/31/21	Interest rate at 12/31/21	Maximum amount outstanding during the year	Average amount outstanding during the year	Weighted average interest rate during the year
$3,022,542	1.202%	$3,022,542	$1,308,114	1.199%

In April 2020 the Operating Division of the Company applied for and received $290,102 under The C.A.R.E.S Act. The loan was accounted for as a liability of the Operating Division and was part of the value of the Operating Division at December 31, 2020. The Operating Division Company applied for forgiveness of the PPP loan in 2020. Forgiveness of the loan was approved on January 4, 2021 by the Small Business Administration (“SBA”) and the Operating Division recorded the gain in January 2021.

10. Capital Stock

At December 31, 2021, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $12,167,491 at December 31, 2021 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$12,114,325
Common Stock	53,166
Total Paid in Capital	$12,167,491

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the year ended December 31, 2021.

Treasury stock at December 31, 2021:

Treasury Stock at repurchase price	$10,623,003
Treasury Stock shares	1,277,534

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year ended December 31, 2021.

23

Daxor Corporation

Notes to Financial Statements

December 31, 2021

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaces the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of December 31, 2021, the 2020 Plan had 201,083 options outstanding and 121,146 were exercisable. The 2004 Stock Option Plan had 156,232 options outstanding and 156,232 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At December 31, 2021, there was $1,292,774 of unvested stock-based compensation expense to recognize. The Company recognized $729,336 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended December 31, 2021. There was no aggregate intrinsic value at December 31, 2021 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the year ended December 31, 2021, 30,554 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $10.98. The stock options granted during the year ended December 31, 2021 from the 2020 Plan are still outstanding and 121,146 stock options have vested as of December 31, 2021.

The fair values of stock options granted in the year ended December 31, 2021 were estimated using the Black-Scholes option-pricing model with the following assumptions for the year ended December 31, 2021.

2021
Risk free rate	0.10%
Expected life (in years)	4.49
Expected volatility	62.26%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$10.98

24

Daxor Corporation

Notes to Financial Statements

December 31, 2021

13. Stock Options - (continued)

The details of employee option activity for the 2020 Plan for the year ended December 31, 2021 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2021	170,529	$14.28
Granted	30,554	$10.98
Canceled	-	-
Expired	-	-
Outstanding at December 31, 2021	201,083	$13.77

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2021:

Range of Exercise Prices	Number Outstanding at December 31, 2021	Weighted Average Remaining Contractual Life at December 31, 2021	Weighted Average Exercise Price at December 31, 2021
$9.09 - $18.95	201,083	4.09 years	$13.77

Range of Exercise Prices	Number Exercisable at December 31, 2021	Weighted Average Exercise Price at December 31, 2021
$9.09 - $14.11	121,146	$14.17

The details of employee option activity for the 2004 Stock Option Plan for the year ended December 31, 2021 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2021	172,566	$8.60
Granted	-	-
Exercised	-	-
Expired	(16,334)	$(8.68)
Outstanding at December 31, 2021	156,232	$8.43

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at December 31, 2021:

Range of Exercise Prices	Number Outstanding at December 31, 2021	Weighted Average Remaining Contractual Life at December 31, 2021	Weighted Average Exercise Price at December 31, 2021
Below - $9.52	156,232	1.72 years	$8.43

Range of Exercise Prices	Number Exercisable at December 31, 2021	Weighted Average Exercise Price at December 31, 2021
Below - $9.52	156,232	$8.43

25

Daxor Corporation

Notes to Financial Statements

December 31, 2021

The following table summarizes information about restricted stock transactions:

	Year ended December 31, 2021	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	3,527	$13.69
Awards granted	24,262	$10.65
Vested	(6,452)	$14.67
Unvested at the end of period	21,337	$10.62

14. Commitments

On January 20, 2016, the Company signed a lease for 3,112 square feet of office space in New York City, NY which commenced on January 22, 2016 and expired on June 30, 2021. The Company did not renew the lease and has moved its headquarters to its owned location in Oak Ridge, TN.

There are no future minimum lease payments.

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements. The Company’s Operating Division adopted Accounting Standards Update No. 2016-02, Leases (Topic842), (“ASC 842”) effective January 1, 2019 using the effective date transition method and utilizing the Company’s incremental borrowing rate of 3.3% and did not have a material effect on the operations, financial position and cash flows of its Operating Division. The Operating Division had an initial recognition right of use asset, and corresponding liability of $506,896 adopting ASC 842 on January 1, 2019. As previously discussed, as the lease expired on June 30, 2021 and was not renewed. There is no remaining right of use asset or liability at December 31, 2021.

26

Daxor Corporation

Notes to Financial Statements

December 31, 2021

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

16. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company adopted ASU 2018-13 effective December 31, 2019 and did not have a material effect on the operations, financial position and cash flows of the Company.

17. Coronavirus (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

18. Subsequent Events

On January 22, 2022 the Company named Caleb DesRosiers to the Board of Directors of the Company. On February 2, 2022 the Company switched from the New York Stock Exchange – American to the Nasdaq stock exchange

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments and summary of short positions and liabilities, as of December 31, 2021, the related statements of operations, cash flows and changes in net assets, and the related notes (collectively referred to as the “financial statements”) and the financial highlights, for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations, its cash flows and the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets of the Company for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, December 31, 2019, December 31, 2018, and December 31, 2017, for the Company were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2021.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the Company’s securities broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ Baker Tilly US, LLP

We have served as the Company’s auditor since 2021.

Iselin, New Jersey

February 28, 2022

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Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2021 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2021, and September 30, 2021 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Change in Independent Registered Public Accounting Firm

On October 1, 2021, the Company, by action of the Audit committee of the Board of Directors, engaged Baker Tilly LLP to serve as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2022, replacing WithumSmith + Brown, PC.

WithumSmith + Brown, PC’s reports on the Company’s financial statements for each of the fiscal years ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2019 and December 31, 2020, (i) there were no disagreements with WithumSmith + Brown, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WithumSmith + Brown, PC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Company’s fiscal years ended December 31, 2019 and December 31, 2020, neither the Company nor anyone on its behalf has consulted Baker Tilly LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Shareholder Vote

The Company’s Annual Meeting was held June 24, 2021. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2022 by the votes indicated:

	For	Withheld	Broker Non-votes
James Lombard	2,964,273	12,584	387,427
Henry D. Cremisi, MD	2,966,805	10,052	387,427
Edward Feuer	2,967,285	9,572	387,427
Joy Goudie, Esq.	2,966,805	10,052	387,427
Michael Feldschuh	2,898,106	78,751	387,427
Jonathan Feldschuh	2,898,106	78,751	387,427

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-votes
Ratification of WithumSmith+Brown, PC as Daxor Corporation’s independent registered public accounting firm	3,354,996	6,033	3,255	0

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Noninterested Persons”

James Lombard 109 Meco Lane Oak Ridge, TN 37830 Age: 87	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Henry D. Cremisi, MD FACP 109 Meco Lane Oak Ridge, TN 37830 Age: 64	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 109 Meco Lane Oak Ridge, TN 37830 Age: 66	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 109 Meco Lane Oak Ridge, TN 37830 Age: 65	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 109 Meco Lane Oak Ridge, TN 37830 Age: 49	Director	Appointed January 22, 2022	Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	and	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age: 52	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age 57	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

December 31, 2021

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for professional services rendered by Baker Tilly, LLP the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021. Fees for the 2021 audit were $70,900. Withum Smit+Brown, PC (“Withum”) was the independent registered accounting firm that audited the financial statements for the year ended 2020. Withum fees were $82,146.

(b) Audit-Related Fees. The aggregate fees billed for assurance and related services by Withum that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2021 and December 31, 2020 were $-0- and $3,947, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock issuance program and the filing of its shelf registration statements during the period. The Adviser or its affiliates have paid all audit-related fees of the registrant prior to or in connection with the registrant’s initial offering of common stock.

(c) Tax Fees. The aggregate fees billed for professional services by Withum for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2020 and December 31, 2019 were $-0-and $23,691, respectively. These fees were in connection with the preparation of the registrant’s corporate and state tax returns as well as related tax advice. Withum no longer prepares the Company’s tax returns. The Company’s Federal and state tax returns were prepared by Zellin & Associates CPA LLC for the year 2020.

(d) All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by Withum in the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e) (1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer,CPA, James A. Lombard and Joy S. Goudie, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2021

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

Name, address and age	Position held with Company	Term of Office and Length of time served	Principal Occupation During past Five years	Number of Portfolio overseen by director	Other Directorship Held (during past five years) by Director
Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Age: 52

Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’ founding of Amazon.

The compensation paid to Mr. Feldschuh is set forth in the following table.

		Pension or		Compensation
	Aggregate	Benefits Accrues		Fund Complex
	Compensation	as Part of Company	Annual Benefits	Paid
Name	From Company	Expenses	Upon Retirement	to Director
Michael Feldschuh	$100,000	None	None	$100,000

Mr. Feldschuh has deliberately elected to draw a salary that is well below what the company believes is the market rate for someone with his responsibilities and qualifications. It is the belief of the Board of Directors that annual compensation of two or three times what he is currently earning could easily be justified. The decision to keep his annual compensation at well below market rate has been made as part of an effort to preserve capital in light of the company’s ongoing losses from operations.

The following table sets forth the share ownership of Mr. Feldschuh (the dollar range of equity securities in Daxor beneficially owned by Mr. Feldschuh was over $1,000,000).

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner	Owned	Stock
Michael Feldschuh, President and Director*	216,539	5.4%

*Includes 158,206 shares of common stock and 58,333 shares of common stock issuable upon the exercise of options issued under the company’s 2020 Incentive Compensation Plan and the 2004 Stock Option Plan. We ceased issuing options under the 2004 Option Plan. On April 24, 2020, we received an exemptive order that permits us to adopt an incentive compensation plan, and shareholders approved our incentive compensation plan at our 2020 annual meeting.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2022

By (Signature and Title) /s/ Robert J. Michel

Robert J. Michel

Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date: February 28, 2022

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